THIS AGREEMENT is dated               August, 1997 between:

(1)   FIRST ALLIANCE MORTGAGE COMPANY LIMITED (the "Borrower"); and

(2)   PRUDENTIAL SECURITIES CREDIT CORPORATION (the "Lender").

IT IS HEREBY AGREED as follows:

1.   INTERPRETATION
1.1   In this Agreement:
"ACCOUNT BANK" means Barclays Bank plc;

"ACKNOWLEDGEMENT" means the Acknowledgement concerning Loan Servicing Agreement to be entered into between the Manager, the Borrower and the Lender.

"ADVANCE" means, save as otherwise provided herein, an advance made or to be made by the Lender to the Borrower hereunder;

"BUSINESS DAY" means a day in which banks are generally open for business in London and New York;

"COLLATERAL DEFICIENCY" means the amount by which the Loan exceeds the Collateral Threshold;

"COLLATERAL DEFICIENCY EVENT" means any event which causes the Loan to exceed the Collateral Threshold (including, without limitation, a Portfolio Sale or a Securitisation);

"COLLATERAL REMOVAL FEE" means the fee payable by the Borrower pursuant to Clause 18.1;

"COLLATERAL SECURITY" means in relation to the Mortgage Loans the mortgages or standard securities (as appropriate) executed by the Mortgagor together with any associated security including, without limitation any policies in respect of which the interest of the Borrower may be given effect by way of co-insurance or the notifying of the Borrower's interest and any other assignment, notification or deposit which may be effected in connection with the securing of the relevant Mortgage Loans;

"COLLATERAL THRESHOLD" means in relation to the Mortgage Loans the lower of:

   (i)   92.5 per cent. of the Mortgage Loan Market Value; and

   (ii) 100.0 per cent. of the aggregate outstanding unpaid principal balance of the Mortgage Loans;

For the avoidance of doubt there shall be excluded from "Mortgage Loans" for the purposes of calculating Collateral Threshold any Non-Qualifying Loan or any Mortgage Loan in respect of which there is a breach of any representation or warranty contained in Clause 15.14.

"COLLECTION ACCOUNT" means the account numbered 40576220 maintained by the Borrower with Barclays Bank plc or such other account as the Borrower may designate as the collection account with the prior written consent of the Lender;

"COMMITMENT" means 25,000,000 UKP to the extent not cancelled or reduced under this Agreement;

"COMMITMENT PERIOD" means the period commencing on the date hereof and expiring on the Term Date;

"CUSTODIAL AGREEMENT" means the Custodial Agreement to be entered into between the Custodian, the Lender and the Manager;

"CUSTODIAN" means The Chase Manhattan Bank;

"DEED OF CHARGE" means the Deed of Charge of even date herewith between the Borrower and the Lender;

"DEFAULT" means an Event of Default or an event which, with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default;

"DELINQUENT LOAN LENDINGS" means all principal amounts of Delinquent Mortgage Loans made by the Borrower to the Mortgagors which remain outstanding;

"DELINQUENT LOAN PERCENTAGE" means the percentage of Mortgage Loan Lendings which are Delinquent Loan Lendings;

"DELINQUENT MORTGAGE LOAN" means a Mortgage Loan in respect of which any payment due from the relevant Mortgagor is outstanding by more than 30 but less than 60 days;

"DRAWDOWN DATE" means the date of the making of an Advance;

"ELECTRONIC COLLATERAL INFORMATION" means such information in electronic format as is specified in Schedule 4;

"EVENT OF DEFAULT" means any of those events specified in Clause 17.1;

"EXCEPTION" has the meaning given to it in the Custodial Agreement

"FACILITY" means the credit facility made available to the Borrower under this Agreement;

"FINAL REPAYMENT DATE" means 31st August, 1998.

"FINANCE DOCUMENTS" means this Agreement, the Guarantee, the Deed of Charge, the Management Agreement, the Custodial Agreement and the
Acknowledgement;

"FINANCIAL INDEBTEDNESS" means any indebtedness in respect of:

   (a)   moneys borrowed and debit balances at banks;

   (b)   any debenture, bond, note, loan stock or other security;

   (c)   any acceptance credit;

   (d) receivables sold or discounted (otherwise than on a non-recourse basis);

   (e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is for a period of more than 180 days and is arranged primarily as a method of raising finance or financing the acquisition of that asset;

   (f) leases entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

   (g) currency swap or interest swap, cap or collar arrangements (after deducting from the expressed liability of the first party an amount equal to the indebtedness of the counterparty to the relevant swap, cap or collar arrangements, as the case may be);

   (h) amounts raised under any other transaction having the commercial effect of a borrowing or raising of money; or

   (i) any guarantee, indemnity or similar assurance against financial loss of any person,

but so that no amount shall be taken into account more than once in the calculation of the financial indebtedness of any person;

"GUARANTEE" means the Guarantee of even date herewith by the Guarantor in favour of the Lender guaranteeing the obligations of the Borrower under the Finance Documents;

"GUARANTOR" means First Alliance Mortgage Company, a US corporation;

"INTEREST PAYMENT DATE" means the last day of each Interest Period;

"INTEREST PERIOD" means, subject to clause 8(b), each period commencing on the tenth day of each month and ending on the ninth day of the next month provided that:

   (i) in respect of any Advance not drawdown on the tenth day of any month "Interest Period" means the period commencing on its Drawdown Date and ending on the next ninth day of a month; and

   (ii)   the last Interest Period shall end on the Final Repayment Date.

"LIBOR" means, (and subject to Clause 8(c) in respect of the first Interest Period) the rate per annum appearing on page 3750 on the Telerate Screen information display (or any equivalent successor to that page as determined by the Lender) (the "TELERATE SCREEN") at or about 11.00 am (London time) on each Drawdown Date and the first day of each Interest Period hereunder for the offering of one month deposits in sterling. For the purposes of this definition "TELERATE PAGE 3750" means the display designated as "Page 3750", on the Telerate Service (or such other page as may replace Page 3750 on that service) or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for deposits in sterling, Provided that with respect to any such day which is not a Business Day the rate to be used shall be the rate per annum so appearing on the Telerate Screen on the preceding Business Day;

"LOAN" means the aggregate principal amount of the Advances made under the Facility for the time being outstanding hereunder;

"MANAGEMENT AGREEMENT" means the loan servicing agreement to be entered into between the Manager and the Borrower relating to the servicing of the Mortgage Loans;

"MANAGER" means First Alliance Mortgage Company;

"MARGIN" means 0.925 per cent;

"MORTGAGE DOCUMENTATION" means the Borrower's standard mortgage documentation (including without limitation the Origination Criteria) from time to time, the current form of which has been initialled by the parties hereto on the date hereof for the purposes of identification;

"MORTGAGE LOAN LENDINGS" means the aggregate of all principal amounts lent by the Borrower and which remain outstanding to the Mortgagors in respect of the Mortgage Loans;

"MORTGAGE LOAN MARKET VALUE" means the value of all Mortgage Loans at any one time as ascertained by the Valuer pursuant to a Valuation;

"MORTGAGE LOANS" means (i) mortgage loans (including all further advances) made by the Borrower to the Mortgagors substantially in accordance with the Origination Criteria and/or (ii) mortgage loans purchased by the Borrower from a third party which the Lender has previously agreed in writing at least meet criteria equivalent to the Origination Criteria in form satisfactory to the Lender (as previously notified in writing by the Lender to the Borrower) and which, in each case, are or are to be financed by this Facility;

"MORTGAGE POOL" means, at any time, all Mortgage Loans and Collateral Security and all other rights, title, benefit and interest of the Borrower in relation thereto but excluding any of the same which may have been redeemed at such time;

"MORTGAGOR" means the relevant mortgagor in respect of a Mortgage Loan;

"NON-QUALIFYING LOAN" means, at any time, a Mortgage Loan in respect of which any payment due from the relevant Mortgagor or any other party is outstanding by more than 59 days;

"OBLIGORS" means the Borrower and the Guarantor and "OBLIGOR" shall mean either one of the Borrower and the Guarantor;

"ORIGINATION CRITERIA" means the criteria for the origination of Mortgage Loans set out in Schedule 3, incorporating any relevant underwriting guidelines and any terms or conditions to be included in the Mortgage Loans, as varied or amended in accordance with the provisions hereof;

"POLICIES" means all endowment, life, mortgage protection, buildings or other insurance policies maintained by Mortgagors in connection with the Mortgage Loans;

"PORTFOLIO SALE" means a Partial Portfolio Sale or a Whole Portfolio Sale;

"PARTIAL PORTFOLIO SALE" means a sale by the Borrower of part of the Mortgage Loans (other than in connection with a Securitisation);

"PROPERTY" means, in relation to each Mortgage Loan, the freehold or leasehold residential property in England and Wales, in respect of which such Mortgage Loan was made;

"REPAYMENT DATE" means (i) the Final Repayment Date or (ii) a Securitisation Settlement Date or the date of a Partial Portfolio Sale or a Whole Portfolio Sale;

"REQUEST" means a request by the Borrower for an Advance in the form set out in Schedule 2;

"SECURITISATION" means a securitisation relating to some or all the Mortgage Loans financed by Advances whereby those Mortgage Loans are sold by the Borrower to a special purpose vehicle;

"SECURITISATION SETTLEMENT DATE" means the date of closing of any Securitisation;

"SECURITY INTEREST" means any mortgage, standard security, pledge, lien, charge, assignment, assignation, hypothecation, debenture or security interest or any other agreement or arrangement having the effect of conferring security;

"SUBSIDIARY" means:

   (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989; and

   (b) unless the context requires, a subsidiary undertaking within the meaning of Section 21 of the Companies Act 1989;

"TERM DATE" means 31st August, 1998;

"TITLE DEEDS" means, in relation to each Mortgage Loan and the relevant Collateral Security and Property all deeds and documents constituting title to such Property and Collateral Security, including, without limitation:

   (a)   in the case of leasehold property, the relevant lease or sub-lease;

   (b) in the case of registered land, the charge certificate for the registered title; and

   (c) in the case of unregistered land, the mortgage deed and either the conveyance or, in the case of leasehold property, the deed of assignment (if any) to the relevant mortgagor;

"TRUST RECEIPT" means a receipt issued by the Custodian under the Custodial Agreement confirming that it has received a Mortgage File (as defined in the Custodial Agreement) in respect of all Mortgage Loans which are to constitute security for the relevant Advance;

"VALUATION" means a valuation of any part of the Mortgage Pool by the Valuer on a mark to market basis, at the sole discretion of the Lender;

"VALUER" means the Lender or such other party as the Lender may designate from time to time; and

"WHOLE PORTFOLIO SALE" means the sale by the Borrower of all of the Mortgage Loans financed by the Advances hereunder (other than in connection with a Securitisation).

1.2   Construction
(a) In this Agreement, unless the contrary intention appears, a reference to:-

   (i) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

   (ii) a provision of law is a reference to that provision as amended or re-enacted;

   (iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

   (iv)  a person includes its successors and assigns;

   (v) a Finance Document or another document is a reference to that Finance Document or other document as amended, novated or supplemented; and

   (vi)  a time of day is a reference to London time.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(c) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

2.   THE FACILITY

2.1 Subject to the terms of this Agreement the Lender grants to the Borrower a sterling credit facility in an aggregate principal amount of 25,000,000 UKP.

2.2 The Lender is to have the benefit of the security created pursuant to the Deed of Charge and the benefit of the Guarantee.

2.3 The Lender is not obliged at any time to lend more than its Commitment.

3.   PURPOSE

3.1   The Facility is to be used to fund:

   (a)   the origination by the Borrower of Mortgage Loans; and/or

   (b)   the purchase by the Borrower of existing Mortgage Loans.

3.2 Without prejudice to the obligations of the Borrower under Clause 3.1, the Lender shall not be obliged to monitor or verify the application of the Loan.

4.   CONDITIONS PRECEDENT

4.1   Documentary conditions precedent

The obligations of the Lender to the Borrower under this Agreement are subject to the condition precedent that it has received all of the documents set out in Schedule 1 (Conditions Precedent Documents) in form and substance satisfactory to the Lender.

4.2   Further conditions precedent

The obligation of the Lender to make an Advance is subject to the further conditions precedent that on both the date of the Request and the Drawdown
Date:

   (i) the representations and warranties in Clause 15 (Representations and warranties) to be repeated on those dates are correct and will be correct immediately after the Advance is made;

   (ii) no Default is outstanding or will result from the making of the Advance;

   (iii) the Lender has received a Request in form satisfactory to it;

   (iv) the Lender has received a Trust Receipt with respect to the Mortgage Loans to be financed by such Advance in form satisfactory to it;

   (v) the Lender has received at least 2 Business Days prior to the relevant Drawdown Date the Electronic Collateral Information with respect to the Mortgage Loans to be financed by such Advance in form satisfactory to it;

   (vi) the Collateral Threshold would not be breached immediately after the making of the requested Advance;

   (vii) the Delinquent Loan Percentage would not exceed 1.0 per cent. after the making of such Advance;

   (viii) in the case where any Mortgage Loans to be financed by any Advance are second mortgages, the Lender has previously consented in writing to the inclusion of second mortgages in the Mortgage Pool and approved all changes in documentation relating to such inclusion; and

   (ix) in the case of any Exceptions identified by the Custodian, the Lender has consented in writing to the inclusion of such Exceptions as Mortgage Loans to be financed by the Advance.

5.   DRAWDOWN

5.1   Drawdown

The Borrower may borrow an Advance during the Commitment Period if the Lender receives a duly completed Request (which shall be irrevocable) by not later than noon. New York time on the second Business Day before the proposed Drawdown Date. The undrawn amount (if any) of the Commitment shall automatically be cancelled at close of business on the Term Date.

5.2   Completion of Requests

For the purposes of Clause 4.2(iii) (Further Conditions Precedent) and Clause 5.1 (Drawdown) a Request will not be regarded as having been duly completed unless:

   (a)   the Drawdown Date is a Business Day falling on or before the Term
Date;

   (b)   the principal amount of the Advance requested is at least 100,000
UKP;

   (c)   the Commitment shall not be exceeded by reason of such Advance; and

   (d)   the payment instructions comply with Clause 11 (Payments).

5.3 All Advances shall be disbursed by the Lender to the Borrower to a bank account in London designated by the Borrower in the Request for each Advance.

6.   REPAYMENT

6.1   The Borrower shall repay the Loan in full on the Final Repayment Date.

6.2 The Borrower shall not repay all or any part of the Loan except at the times and in the manner expressly provided herein.

7.   PREPAYMENT

7.1   Voluntary Prepayment

Subject to payment by the Borrower of the Collateral Removal Fee, the Borrower may, by giving not less than 2 Business Days' prior notice to the Lender, prepay all or part of the Loan (and if in part in a minimum amount of 100,000 UKP) on any Business Day.

7.2   Portfolio Sale


The Borrower shall prepay all or that part of the Loan which is equal to the principal amount of any Mortgage Loans which are the subject of a Portfolio Sale by the Borrower on the date of completion of such sale together with the Collateral Removal Fee in respect of such Mortgage Loans.

7.3   Securitisation

   The Borrower shall prepay all or that part of the Loan which is equal to the principal amount of any Mortgage Loans which are the subject of a Securitisation on each Securitisation Settlement Date.

7.4   Prepayment to cure Breach of Undertaking

If the Loan at any time exceeds the Collateral Threshold or if the Delinquent Loan Percentage exceeds 1.0 per cent. or any Mortgage Loan becomes a Non-Qualifying Loan or there is a breach of representation or warranty under Clause 15.14 relating to a Mortgage Loan, the Borrower shall, make such prepayments (without premium or penalty) of Advances as are necessary to ensure compliance with Clause 16.11, 16.12 or 15.16 (as the case may be).

7.5   Prepayment pursuant to redemption

In the event that any Mortgage Loan is redeemed by a Mortgagor the Borrower shall prepay (without premium or penalty) the amount redeemed to the Lender.

7.6   Additional right of prepayment

If:

   (a) the Borrower is required to pay to the Lender any additional amount under Clause 12 (Taxes); or

   (b) the Borrower is required to pay to the Lender any amount under Clause 13 (Increased costs),

then, without prejudice to the obligations of the Borrower under those Clauses, so long as the circumstances giving rise to the obligation to make a payment continue, the Borrower may, by giving at least five Business Days' prior written notice to the Lender (which notice shall be irrevocable), prepay the Loan in whole or in part without premium or penalty.

7.7   Miscellaneous provisions

(a) Any notice of prepayment and/or cancellation or Request under this Agreement is irrevocable.

(b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid.

(c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(d) All amounts prepaid may be reborrowed subject to and in accordance with the terms of this Agreement.

7.8   Voluntary cancellation

On giving not less than 30 days' prior written notice to the Lender the Borrower may cancel the undrawn Commitment in whole or in part without premium or penalty.

8.   INTEREST PAYMENT

(a) Except as otherwise provided in this Agreement, accrued interest shall be payable by the Borrower on the Loan on each Interest Payment Date.

(b)   Interest Periods commencing before the earlier of:

   (i) confirmation from the Lender that approval has been obtained from the relevant tax authorities for payments of interest under this Agreement to be made gross; and

   (ii)   expiry of three months from the date of the making of the first
Advance,

shall commence on the Drawdown Date for such Advance and end on the date being the ninth day of the month which follows the earlier of the events specified in paragraphs (i) and (ii) above.

(c) In respect of each of the Interest Period specified in 8(b) above, LIBOR shall be calculated on the first day of each such Interest Period and such LIBOR shall apply for the period commencing on the Drawdown Date of the relevant Advance and ending on the next ninth day of the month. Thereafter LIBOR shall be reset on the tenth day of each month falling within such Interest Period and such LIBOR shall apply until the next ninth day of a month.

9.   INTEREST RATE

9.1   Interest Rate

The rate of interest on the Loan will be the rate per annum determined by the Lender for each Interest Period to be the aggregate of the:

   (a)   Margin; and

   (b) LIBOR (being in the case of case of each Interest Period referred to in Clause 8(c), the applicable LIBOR for each relevant part of that Interest Period).

9.2   Default interest

(a) If the Borrower fails to pay any amount payable by it under this Agreement, it shall forthwith on demand by the Lender pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "DEFAULT RATE") determined by the Lender to be LIBOR plus 3.5 per cent. per annum.

(b) The applicable default rate will be determined by the Lender for each monthly period and calculated and compounded monthly from the date of the default until the date when the overdue amount is paid in full.

(c) If the Lender determines that sterling deposits are not at the relevant time being made available by leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Lender from whatever sources it may select.

9.3   Notification

The Lender shall promptly notify the Borrower of the determination of a rate of interest under this Agreement.

10.   MARKET DISRUPTION

10.1 If the Lender, acting reasonably, determines that adequate and fair means do not exist for ascertaining LIBOR the Lender shall promptly notify the Borrower of the fact and that this Clause 10.1 is in operation.

10.2 If a notification under Clause 10.1 (Market disruption) applies when the Loan has not been made, then the Loan shall not be made. However, within 5 Business Days of receipt of the notification, the Lender shall promptly enter into negotiations in good faith with the Borrower with a view to agreeing an alternative basis for the borrowing of the Loan.

10.3 If a notification under Clause 10.1 (Market disruption) is given when the Loan is outstanding, then, notwithstanding any other provision of this
Agreement:

   (a) within 5 Business Days of receipt of the notification, the Lender shall specify to the Borrower an alternative basis (the "ALTERNATIVE BASIS") for determining the rate of interest and/or funding applicable to the Loan. The alternative basis may include an alternative method of fixing the interest rate, alternative Interest Periods or alternative currencies;

   (b) if the Borrower disagrees with the alternative basis the Borrower shall be entitled to propose a further alternative basis to the Lender and the lender shall consider in good faith whether to adopt the Borrower's proposal as the alternative basis Provided that in the meantime, and subject to Clause 10.4 below, the alternative basis specified by the Lender under Clause 10.3(a) shall apply, shall be binding on the Borrower and the Lender and treated as part of this Agreement.

10.4 If at any time the Borrower specifies by notice in writing to the Lender that the alternative basis is unacceptable to the Borrower, the Borrower shall be entitled by giving the Lender not less than two Business Days' prior notice to prepay the Loan together with accrued interest calculated in accordance with the alternative basis up to and including the date of actual payment by the Borrower, together with any other amounts due under the terms of this Agreement but without premium or penalty.

11.   PAYMENTS

11.1   Place

All payments by the Borrower under this Agreement shall be made to the Lender by payment to or to such other account at such office or bank in London as it may from time to time notify to the Borrower for this purpose.

11.2   Funds

Payments under this Agreement to the Lender shall be made for value on the due date by which transfer to such account of the Lender in London as the Lender may have previously specified to the Borrower.

11.3   Currency

(a) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

(b) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in sterling.

11.4   Set-off and counterclaim

All payments made by the Borrower under this Agreement shall be made without set-off or counterclaim.

11.5   Non-Business Days

(a) If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under this Agreement, interest is payable on that principal at the rate payable on the original due date.

11.6   Partial payments

(a) If the Lender receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under this Agreement, the Lender shall apply that payment towards the obligations of the Borrower under this Agreement in the following order:

   (i) FIRST, in or towards payment of any unpaid costs and expenses of the Lender under the Finance Documents;

   (ii) SECONDLY, in or towards payment pro rata of any accrued interest and fees due but unpaid under this Agreement;

   (iii) THIRDLY, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

   (iv) FOURTHLY, in or towards payment pro rata of any other sum due but unpaid under this Agreement.

(b) Paragraph (a) above shall override any appropriation made by the Borrower.

12.   TAXES

12.1   Gross-up

All payments by the Borrower under the Finance Documents shall be made without any deduction and free and clear of and without deduction for or on account of any taxes, except to the extent that the Borrower is required by law to make payment subject to any taxes. If any tax or amounts in respect of tax must be deducted, or any other deductions must be made, from any amounts payable or paid by the Borrower under the Finance Documents, subject to Clause 12.3 (Tax Treaties) the Borrower shall pay such additional amounts as may be necessary to ensure that the Lender receives a net amount equal to the full amount which it would have received had payment not been made subject to tax.

12.2   Tax Indemnity

Without prejudice to the provisions of Clause 12.1, if the Lender is required to make any payment on account of tax (not being a tax imposed on the net income of the Lender) on or in relation to any sum received or receivable by it hereunder (including, without limitation, any sum received or receivable under this Clause 12) or any liability in respect of any such payment on account of tax is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith. The Lender shall make any demand under this Clause as soon as reasonably practicable upon becoming aware of such payment or liability and shall support such demand with a certificate detailing the amount and nature of such payment or liability.

12.3   Tax treaties

(a) The Borrower shall not be required to make any additional payments under Clauses 12.1 or 12.2 if and to the extent that:

   (i) the Lender is not eligible by virtue of any applicable law or double tax treaty (ignoring, for the purpose of this sub-paragraph (i) only, any requirement to complete requisite documents or comply with any administrative procedures) to receive payments from the Borrower without deduction or withholding in respect of tax unless such non-eligibility results from a change in law, treaty or regulation occurring after the date of this Agreement or other circumstances beyond the reasonable control of the Lender in which case the Borrower shall be obliged to make additional payments under Clauses 12.1 or 12.2;

   (ii) the Lender is permitted by virtue of any applicable law or double tax treaty to receive payments from the Borrower without deduction or withholding in respect of tax but such deduction or withholding is required due to the Lender's failure to complete the requisite documents or administrative procedures to make a claim for relief or exemption under the applicable law or double tax treaty; or

   (iii) the Lender has not used its reasonable endeavours to maintain in force and effect any such relief or exemption under the applicable law or double tax treaty provided however that this Clause 12.3(a) shall not apply if the Borrower has not complied with its obligations pursuant to Clause 12.3(b);

(b) The Borrower agrees that it will co-operate with the Lender and provide such information as may be necessary to enable the Lender to complete any requisite documents and administrative procedures together with all necessary certifications required to claim exemption from withholding and deduction of taxes under any applicable law or double tax treaty for payments made hereunder and agrees to co-operate and provide all such information as may be necessary from time to time to ensure that such exemption is maintained in full force and effect.

12.4   Tax receipts

All taxes required by law to be deducted or withheld by the Borrower from any amounts paid or payable under the Finance Documents shall be paid by the Borrower when due and the Borrower shall within 15 days of receipt of evidence that payment has been made, deliver to the Lender a tax receipt or other appropriate evidence satisfactory to the Lender evidencing the payment to have been duly remitted to the appropriate authority.

12.5   Tax Credits

   If the Borrower pays an additional amount under Clause 12.1 ("Tax Payment") and the Lender obtains a refund of tax or credit against tax by reason of that Tax Payment (a "Tax Credit") and is able to identify the Tax Credit as being attributable to the Tax Payment, then the Lender shall reimburse promptly to the Borrower the amount which the Lender determines (in good faith) to be the proportion of the Tax Credit which will leave it (after that reimbursement) in no better or worse position than it would have been in if the Tax Payment had not been required. The Lender shall have a discretion (exercised in good faith) as to whether to claim any Tax Credit and, if it does claim, the extent, order and manner in which it does so.

12.6   Mitigation

   If circumstances arise which would or would upon the giving of notice result in the Borrower being obliged to make any additional payment under Clause 12.1 (Gross-up) or being obliged to indemnify the Lender under Clause
12.2 (Tax indemnity) then, without in any other way limiting, reducing or otherwise qualifying the rights of the Lender or the obligations of the Borrower under Clause 12.1 (Gross-up) or Clause 12.2 (tax indemnity), the Lender shall as soon as reasonably practicable notify the Borrower and shall in consultation with the Borrower and to the extent that the Lender considers that it can do so without material prejudice to itself take reasonable steps to mitigate the effects of such circumstances (including the transfer of the Lender's rights and obligations to any affiliate of the Lender or to a financial institution in the United Kingdom acceptable to the Borrower and willing to participate in the Facility).

13.   INCREASED COSTS

13.1   Increased costs

(a) Subject to Clause 13.2, the Borrower shall within 5 Business Days of receipt of notice from the Lender of any event entitling it to claim an increased cost pursuant to this Clause 13 pay to the Lender the amount of any increased cost incurred by it as a result of the introduction of or any change in, or any change in the interpretation or application of, any law or regulation or directive (including any law or regulation or directive relating to taxation, or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control).

(b)   In this Agreement "increased cost" means:

   (i) an additional cost incurred by the Lender as a result of it having entered into, or performing, maintaining or funding its obligations under, this Agreement; or

   (ii) that portion of any additional cost incurred by the Lender in making, funding or maintaining any Advance made or to be made under this Agreement as is attributable to it making, funding or maintaining those participations; or

   (iii) a reduction in any amount payable to the Lender or the effective return to the Lender under this Agreement or on its capital; or

   (iv) the amount of any payment made by the Lender, or the amount of any interest or other return foregone by the Lender, calculated by reference to any amount received or receivable by the Lender under this Agreement.

(c) Notwithstanding Clause 13.1(a) above, if any increased cost relates to periodic payments made by the Borrower hereunder, then any such amount or amounts to be paid by the Borrower shall be payable when such periodic payments are due and shall be based on the number of days during the interest period to which such additional costs or reduction relate or on such other methods as may be applicable.

(d) All notices of increased cost or reduction given to the Borrower by the Lender pursuant to this Clause 13.1 shall be accompanied by a certificate, signed by a duly authorised officer of the Lender, describing in reasonable detail such additional costs or reduction and the basis used by the Lender to determine the amount or amounts necessary to compensate the Lender for such additional costs or reduction. In determining such additional costs or reduction, the Lender may use reasonable averaging and attribution methods. The Lender will promptly notify the Borrower of the occurrence of any event which entitles or will entitle the Lender to additional costs or reduction pursuant to this Clause 13.1 and will take reasonable steps to avoid the need for, or reduce, the amount of such costs or reduction provided that nothing shall oblige the Lender to take any step which, in the sole judgment of the Lender, may be otherwise disadvantageous to the Lender.

13.2   Exceptions

Clause 13.1 does not apply to any increased cost:

   (a)   compensated for by the operation of Clause 12 (Taxes); or

   (b) attributable to any change in the rate of tax on the overall net income of the Lender (or the overall net income of a division or branch of the Lender) imposed in the jurisdiction in which its principal office for the time being is situate; or

   (c) which would be payable if the Borrower were a California corporation borrowing through an office in the United States of America and the Lender were lending through its head office in the United States of America.

13.3   Alternate Borrower

   If an increased cost becomes payable by the Borrower in circumstances where such increased cost would not be payable were the borrower under this Agreement an affiliate of the Borrower incorporated in the United States the parties covenant that they shall enter into a facility on substantially similar terms as in the Finance Documents (to be finally negotiated at the relevant time of documentation) to be made available in loans denominated in U.S. Dollars to the Guarantor.

14.   UNLAWFULNESS

If it becomes unlawful in any jurisdiction for the Lender to give effect to any of its obligations as contemplated by this Agreement or to fund the Loan, then:

   (a)   the Lender may notify the Borrower accordingly; and

   (b)   (i)   the Borrower shall forthwith prepay the Loan together with all interest accrued to the date of prepayment and all other amounts payable by it to the Lender under this Agreement but without premium or penalty; and

         (ii)  the Commitment shall forthwith be cancelled.

15.   REPRESENTATIONS AND WARRANTIES

15.1   Representations and warranties

The Borrower makes the representations and warranties set out in this Clause 15 to the Lender.

15.2   Status

(a) The Borrower is a limited liability company duly incorporated and validly existing under the laws of England; and

(b) it has the power to own its assets and carry on its business as it is being conducted.

15.3   Powers and authority

It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

15.4   Legal validity

Each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation enforceable in accordance with its terms subject to any qualifications in the legal opinion obtained by the Borrower pursuant to paragraph 11 of Schedule 1.

15.5   Non-conflict

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not:

   (a) contravene any law or regulation or judicial or official order to which it is subject; or

   (b)   contravene its constitutional documents; or

   (c) contravene any document which is binding upon it or any of its assets.

15.6   No default

(a) No Default is outstanding or is likely to result from the making of the Loan or any Advance thereunder; and

(b) no other event is outstanding which constitutes a default under any document which is binding on it or any of its assets to an extent or in a manner which is likely to have a material adverse effect on its business or financial condition or on its ability to perform its obligations under this Agreement.

15.7   Authorisations

All authorisations required in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

15.8   Litigation

No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened, which is reasonably likely to be adversely determined and, if adversely determined, to have a material adverse effect on its business or financial condition or its ability to perform its obligations under the Finance Documents.

15.9   Information

(a) All Electronic Collateral Information and all written information compiled and supplied by it to the Lender in connection with the Finance Documents is true, complete and accurate in all material respects as at its date and all written information compiled by a third party and supplied by the Borrower to the Lender is, to the best of the knowledge, information and belief of the directors of the Borrower after due enquiry, true, complete and accurate in all material respects as at its date;

(b) the accounts supplied to the Lender present a true and fair view of the financial position of the Borrower as at the date to which they were drawn up;

(c) all written information provided to the Lender by the Borrower or the Guarantor prior to the date hereof did not omit as at its date any material information which, if disclosed, could reasonably be expected to materially and adversely affect the decision of a person considering whether to enter into this Agreement;

(d) as at the date hereof nothing has occurred since the date the information referred to in paragraph (c) above was provided which renders the information contained in it untrue or misleading in any material respect and which, if disclosed, could reasonably be expected to materially and adversely affect the decision of a person considering whether to enter into this Agreement;

15.10   Qualification

   The Borrower, to the extent that its operations require, is registered under the Data Protection Act 1984 and Consumer Credit Act 1974 and has obtained all authorisations required thereunder in respect of and to the extent required by its residential mortgage origination business and the transactions contemplated by the Finance Documents;

15.11   Security
(a) As at the date hereof, no Security Interest exists over all or any of Security Assets (as defined in the Deed of Charge) other than created under the Deed of Charge; and

(b) The security conferred by the Deed of Charge constitutes a first priority security interest of the type therein described over the security assets therein referred to which are not subject to any prior or pari passu Security Interests (other than those whose claims are preferred solely by any bankruptcy, insolvency or other similar laws of general application to preferential creditors) and which are not liable to avoidance on liquidation or administration.

15.12   Ownership of the Borrower

The whole of the Borrower's issued share capital is legally and beneficially owned by the Guarantor.

15.13   Registration requirements

Except for due registration of the Deed of Charge under Section 395 of the Companies Act 1985 it is not necessary that any of the Finance Documents be filed, recorded or enrolled with any authority or that any stamp, registration or similar tax be paid on or in respect thereof.

15.14   Mortgage Loans and Collateral Security

(a) Each Mortgage Loan and any related Collateral Security within the Mortgage Pool is legally and beneficially owned by the Borrower.

(b) Each Mortgage Loan and any Collateral Security constitute a valid and binding obligation of the relevant Mortgagor.

(c) Each Mortgage Loan is secured by a valid and subsisting first or (with the prior written consent of the Lender) second legal mortgage (subject to completion of any registration requirements) and (in these cases) there is nothing to prevent that registration being effected).

(d) In relation to each Mortgage Loan, the related Collateral Security secures all principal, interest, costs, liability and expenses from time to time due to the Borrower under the relevant Mortgage Documentation.

(e)   Each Property is residential property in England or Wales.

(f) All things necessary to perfect the vesting of full title to each Mortgage Loan and its Collateral Security in the Borrower have been duly done or the relevant solicitors have been so instructed.

(g) Each Mortgage Loan was made in accordance with the Origination Criteria at the time of its origination.

(h) Each advance (including each further advance) comprised in a Mortgage Loan was made in accordance with the Origination Criteria.

(i) Each Property is insured either with the Borrower as a co-insured party or with the interest of Borrower (as mortgagee) noted thereon or, in the case of leasehold property, is covered by the landlord's policy, with the interests of the Borrower and the relevant Mortgagor noted thereon, in each case with a reputable insurance company approved by the Borrower, against all risks usually covered by a prudent mortgagee of property when advancing money on the security of property to an amount not less than the full reinstatement value (including all costs and expenses) thereof.

(j) No Mortgage Loan is, in whole or in part, a regulated agreement or a consumer credit agreement (as defined in Section 8 of the Consumer Credit Act 1974) or constitutes any other agreement regulated or partly regulated by the Consumer Credit Act 1974 (other than Sections 137 to 140 of such
Act). Each Mortgage Loan complies with the Unfair Terms in Consumer Contracts Regulations 1994.

(k) All Mortgage Loans in respect of Properties located in England and Wales are governed by English law.

(l) No Mortgagors or guarantors (if any) in relation to any Mortgage Loan is an employee of the Borrower.

(m) In relation to each Mortgage Loan the relevant Mortgagor had good and marketable title to the property forming the security for it together with all necessary ancillary rights and free from any encumbrance which would adversely affect the title or the value of the Property and:

   (i)   (in the case of unregistered land):

         (A) it is either a fee simple absolute in possession (if freehold) or (if leasehold) a term of years absolute; and

         (B) the Mortgagor's title commences with a good root of title which was at least 15 years old at the date of completion of the Mortgage Loan; and

         (C) the Mortgage Loan was completed within the priority period conferred by an official search at the Land Charges Department;

   (ii)  in the case of registered land:

         (A)   the Property is registered with title absolute; or

         (B)   is in the course of registration with title absolute; and

         (C) an application for registration of the relevant mortgage has been delivered to HM Land Registry within the priority period confered by an official search against the relevant title at HM Land Registry and, if the Property is subject to first registration, within two months from the date of the dealing giving rise to first registration, in accordance with s.123 of the Land Registration Act 1925; and

         (D) there is no caution, notice or other entry which would prevent the registration of the relevant mortgage as a first or (with the prior written consent of the Lender) second legal charge;

   (iii) in the case of a leasehold property:

         (A)   the lease does not contain any option for early termination;

         (B) the lease cannot be forfeited on the bankruptcy of the tenant;

         (C)   the lease reserves no more than a nominal or ground rent;

         (D) the lease has at least 40 years remaining unexpired calculated from the date of completion of the relevant Mortgage Loan;

         (E) any requisite consent of the landlord to or notice to the landlord of the creation of a Mortgage Loan and any Collateral Security has been obtained or given; and

         (F) a copy of the consent or notice has been or will be placed with the title deeds.

(n) The Borrower has not given consent to the grant of a tenancy by a Mortgagor in circumstances where no prudent lender at the time such consent was given would give such consent.

(o) Within a period of time prior to making the initial advance under each Mortgage Loan which would in each case be a period acceptable to a prudent mortgagee the Borrower has received from solicitors or licensed conveyancers a report or certificate on title to the Property and such investigations, report or certificate disclosed nothing which would cause a prudent mortgagee to decline to proceed with the initial advance on the proposed terms.

(p) Prior to making any advance under each Mortgage Loan, a valuation of the relevant Property was undertaken on the Borrower's behalf by an independent qualified valuer approved by the Borrower.

(q) Since the creation of each Mortgage Loan accounts, books and records showing all transactions, payments, receipts, proceedings and notices relating to arrears or arrangements relating to that Mortgage Loan have been kept and all such accounts, books and records are up to date and in the possession of the Borrower or held to its order.

(r) In relation to any leasehold property, in any case where the Borrower has received written notice from the relevant landlord that is it taking steps to forfeit the relevant lease, the Borrower has taken such action as would be taken by a reasonably prudent lender to protect the relevant Collateral Security and Mortgage Loan.

(s) All the deeds and documents relating to the Properties, Mortgage Loans and Collateral Security (including all correspondence files and microfiches) are held by or to the order of the Lender and all such deeds or documents which ought to be lodged by a prudent mortgagee have been so lodged by, or on behalf of, the Borrower at the appropriate registry.

(t) The Borrower has not excluded, restricted or waived or agreed to waive any of its rights against any valuer, solicitor, licensed conveyancer or other professional who has provided information, carried out work or given advice in connection with any Mortgage Loan or Collateral Security.

(u) No Mortgagor has made any claim against the Borrower in respect of a Mortgage Loan or by way of set off against any liabilities in respect of a Mortgage Loan and no Mortgagor is entitled to set off such claim against any loan or other sums due from the Mortgagor to the Borrower.

(v) The Borrower has not waived any breach of any of its rights in relation to a Mortgage Loan which would decrease the value of the Mortgage Loan and there are no outstanding claims by the Borrower in respect of any material breaches of any Mortgage Loan.

(w) The Borrower has not received written notice of any material litigation or claim in relation to any Mortgage Loan or Collateral Security or its ability to enforce the same.

(x) No fraud or misrepresentation has been perpetrated by any person who acted for the Borrower in relation to a Mortgage Loan or any Policy which would or could result in any monies owed by any Mortgagor not being repaid under the terms of the relevant Mortgage Loan.

(y) Where a Mortgage Loan is (with the prior written consent of the Lender) not secured by a first legal mortgage, the Borrower has the benefit of a binding deed of priority in a form previously approved by the Lender.

15.15   Times for making representations and warranties

The representations and warranties set out in this Clause 15:

   (a)  are made on the date of this Agreement; and

   (b) in respect of those set out in Clause 15.1-15.13, are deemed to be repeated by the Borrower on the date of:

        (i)   each Request;

        (ii)   each Interest Payment Date;

        (iii)  each Drawdown Date of any Advance,

        with reference to the facts and circumstances then existing.

   (c) in respect of those set out in Clause 15.14 are deemed to be repeated on each day on which any amount is outstanding hereunder.

15.16   Breach of Representations relating to Mortgage Loans

Upon the Borrower becoming aware that any of the representations and warranties contained in Clause 15.14 are incorrect or misleading when made or deemed to be repeated it shall notify the Lender and the Borrower shall at its discretion either:

   (i) substitute the affected Mortgage Loan with a new Mortgage Loan in the Mortgage Pool and charge such new Mortgage Loan in favour of the Lender pursuant to Clause 4 of the Deed of Charge as security for the Secured Obligations) (as defined therein); or

   (ii) prepay in accordance with Clause 7.4 (Prepayment to cure Breach of Undertaking) such part of the Loan as is necessary to ensure that the Loan falls below the Collateral Threshold.

16.   UNDERTAKINGS

16.1   Duration

The undertakings in this Clause 16 remain in force from the date of this Agreement for so long as any amount is or may be outstanding under this Agreement or the Commitment is in force.

16.2   Financial Information

   The Borrower shall supply to the Lender    its audited accounts for that
financial year as soon as the same are available (and in any event within 100 days of the end of each of its financial years).

16.3   Information - Miscellaneous

(a) The Borrower shall supply to the Lender all documents despatched by it to:

   (i) its shareholders generally (or any class of them) (other than internal subsidiary/parent communications); or

   (ii)  its creditors generally (or any class of them),

   in each case, at the same time as they are despatched;

(b) The Borrower shall supply to the Lender promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending, and which if adversely determined, would be reasonably likely to have a material adverse effect on the financial condition of the Borrower or on the ability of the Borrower to perform its obligations under the Finance Documents;

(c) The Borrower shall supply to the Lender the up-to-date Electronic Collateral Information every month after the date hereof;

(d) The Borrower shall supply to the Lender promptly, such further information in its possession or control regarding its financial condition and operations as the Lender may reasonably request.

16.4   Notification of Default

The Borrower shall notify the Lender of any Default of which it is aware (and the steps, if any, being taken to remedy it) promptly upon its occurrence.

16.5   Compliance certificates

The Borrower shall supply to the Lender:

   (i) at the same time as each set of accounts specified in Clause 16.2 (Financial Information) is delivered to the Lender; and

   (ii) promptly at any other time (but not more often than quarterly), if the Lender so requests,

a certificate signed (without personal liability) by two authorised officers on its behalf certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

16.6   Authorisations

The Borrower shall promptly:

   (a)   obtain, maintain and comply with the terms of; and

   (b)   supply certified copies to the Lender of,

any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or enforceability of, any Finance Document.

16.7   Negative pledge

(a) The Borrower shall not create or permit to subsist any Security Interest on any of Security Assets (as defined in the Deed of Charge) other than such as may be effected by the Deed of Charge.

(b) If the Borrower creates or permits to subsist any Security Interest on any Security Assets (as defined in the Deed of Charge) contrary to paragraph
(a) above, all the obligations of the Borrower under this Agreement shall automatically and immediately be secured upon the same assets, ranking at least pari passu with the other obligations secured on those assets.

16.8   Borrower's Business

   The Borrower shall not carry on any business other than the origination, funding, management, brokerage, purchase, sale, servicing, realisation and securitisation of mortgage loans and all activities incidental thereto and required to perform its obligations, or as otherwise permitted, under the Finance Documents.

16.9   Mergers and acquisitions

   The Borrower shall not enter into any amalgamation, demerger, merger or reconstruction unless the same is entered into with another subsidiary or affiliate of the Guarantor and the Borrower remains the surviving entity or otherwise without the prior written consent of the Lender (not to be unreasonably withheld).

16.10   Shares and Dividends

   The Borrower shall not, following any Default, declare or pay any dividend or make any other distribution in respect of any of its shares.

16.11   Delinquent and Non-Qualifying Mortgage Loans

(a) The Borrower shall ensure that at any one time the Delinquent Loan Percentage does not exceed 1.0 per cent.

(b) If the Lender ascertains that at any time the Delinquent Loan Percentage exceeds 1.0 per cent. then the Borrower shall within 2 Business Days and to the Lender's satisfaction either:

   (i) substitute the relevant Delinquent Loans with new Mortgage Loans in the Mortgage Pool so as to ensure that the Delinquent Loan Percentage is reduced to a percentage figure which is below 1.0 per cent. (and charge such new or additional Mortgage Loans in favour of the Lender pursuant to Clause 4 of the Deed of Charge as security for the Secured Obligations (as defined therein)); or

   (ii) prepay, in accordance with Clause 7.4 (Prepayment to cure Breach of Undertaking) such part of the Loan as is necessary to ensure that the Delinquent Loan Percentage reduces to a percentage figure which is below 1.0 per cent.,

Provided that if the Borrower chooses to substitute new Mortgage Loans under paragraph (i) above, the Borrower shall procure that, the Electronic Collateral Information and a Trust Receipt (including with respect to Exceptions) in form satisfactory to the Lender relating to the new Mortgage Loans are provided to the Lender at least one Business Day prior to such Mortgage Loans becoming part of the Mortgage Pool.

(c) If any Mortgage Loan becomes a Non-Qualifying Loan then the Borrower shall within 2 Business Days and to the Lender's satisfaction either:

   (i) substitute such Non-Qualifying Loan with a new Mortgage Loan or Mortgage Loans in the Mortgage Pool (and charge such new Mortgage Loan(s) in favour of the Lender pursuant to Clause 4 of the Deed of Charge as security for the Secured Obligations (as defined therein); or

   (ii) prepay the whole or part of the Loan such that the Loan falls below the Collateral Threshold in accordance with Clause 7.4 (Prepayment to cure Breach of Undertaking),

Provided that if the Borrower chooses to substitute a new Mortgage Loan or Mortgage Loans under paragraph (i) above, the Borrower shall procure that the Electronic Collateral Information and a Trust Receipt (including with respect to Exceptions) in form satisfactory to the Lender relating to any new Mortgage Loan are provided to the Lender at least one Business Day prior to such Mortgage Loan becoming part of the Mortgage Pool.

(d)   The Borrower shall within 1 Business Day notify the Lender if:

   (i)   any Mortgage Loan becomes a Non-Qualifying Loan; or

   (ii)   the Delinquent Loan Percentage exceeds 1.0 per cent.

16.12   Collateral Deficiency

(a)   The Lender shall notify the Borrower of any Collateral Deficiency
Event.

(b) If a Collateral Deficiency Event occurs the Borrower shall within 2 Business Days of such notification:

   (i) specify additional Mortgage Loans to be added to the Mortgage Pool so as to ensure that the Loan falls below the Collateral Threshold (and charge such additional Mortgage Loans in favour of the Lender pursuant to Clause 4 of the Deed of Charge as security for the Secured Obligations (as defined therein)); or

   (ii) prepay the whole or part of the Loan such that the Loan falls below the Collateral Threshold,

provided that if the Borrower chooses to add additional Mortgage Loans to the Mortgage Pool under paragraph (i) above, the Borrower shall procure that the Electronic Collateral Information and a Trust Receipt (including with respect to Exceptions) in form satisfactory to the Lender relating to the additional Mortgage Loans are provided to the Lender at least one Business Day prior to such Mortgage Loan becoming part of the Mortgage Pool.

16.13   Substitute/Additional Mortgage Loans


The Borrower shall ensure that any Mortgage Loan(s) which is/are substituted or added into the Mortgage Pool pursuant to any clause of this Agreement shall, as applicable, be either solely or in aggregate in an outstanding principal amount at least equal to that of the affected Mortgage Loan for which it is being substituted or if less at least equal to the amount required to ensure that a Collateral Deficiency Event does not occur, shall comply with the Origination Criteria and all representations and warranties made in relation thereto in Clause 15.14 shall be correct as at the date of substitution or addition, and shall bear interest at a rate not less than the interest rate applicable to the Mortgage Loan for which it is being substituted.

16.14   Covenants in relation to the Mortgage Loans

The Borrower shall:

   (a)   maintain its registration under the Data Protection Act 1984;

   (b) ensure that the Borrower is stated to be acting as principal and not agent, and as mortgagee, in respect of each Mortgage Loan on all documentation relating thereto, and shall ensure that no reference to the Lender or any subsidiary or holding company of the Lender is made in such documentation and correspondence;

   (c) permit the Lender and its representatives upon prior reasonable notice, during normal business hours, full access to all records, accounts and other information relating to the Borrower and its business;

   (d)  (i)   comply with its obligations under the Custodial Agreement and the Management Agreement; and

        (ii) use its best endeavours to ensure that the Manager complies with its obligations under the Management Agreement (provided that if the Manager is not the Guarantor or an affiliate or subsidiary thereof this obligation shall be an obligation to use reasonable endeavours to ensure compliance) and in particular that the Borrower shall exercise all of its discretion thereunder in a manner that is not prejudicial to the Lender and shall not act, or omit to act, in any way that might give to any person appointed pursuant to the Management Agreement valid grounds to terminate such agreement and shall notify the Lender of any breach of or default under such document;

   (e) report to the Lender at the Lender's request promptly regarding the performance of the Manager under the Management Agreement;

   (f) keep, or cause to be kept, up-to-date, full and proper accounts, books and records showing clearly all transactions, payments, receipts and proceedings relating to the Mortgage Loans and the Collateral Security which are in the possession of or held to the order of the Borrower;

   (g) not sell, transfer or otherwise dispose of any Mortgage Loan or Collateral Security therefor except as a Portfolio Sale or as part of a Securitisation and then, in either case, ensure that:

        (i)   the sale is conducted on arm's length terms;

        (ii) the proceeds of such Portfolio Sale or Securitisation are applied in prepayment of that part of the Loan attributable to the amount of Mortgage Loans the subject of such Portfolio Sale or Securitisation in accordance with Clause 7.2 and/or 7.3 hereof together with all interest accrued and all other amounts owing hereunder;

   (h)   (i)   not agree to any amendment to or variation in the terms of, or the extent or nature of the Finance Documents, or the Origination Criteria, which is reasonably likely to be materially prejudicial to the interests of Lender and provide the Lender with copies of any material change to the Origination Criteria within 7 Business Days of such change being made; or

        (ii) not terminate nor agree to the termination of the Management Agreement unless a successor or replacement approved in writing in advance by the Lender has been appointed (such approval not to be unreasonably withheld or delayed);

   (i) shall ensure that all payments made by each Mortgagor with respect to any Mortgage Loan are directed to be made to the Collection Account.

17.   DEFAULT

17.1   Events of Default

Each of the events set out in Clauses 17.2 (Non-payment) to 17.18 (Failure by Manager) inclusive is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Obligor or any other person).

17.2   Non-payment

The Borrower does not pay within 1 Business Day of the due date any amount payable by it under the Finance Documents at the place at and in the currency in which it is expressed to be payable.

17.3   Serious breach

Any Obligor does not comply with:

   (a) Any of the provisions of Clauses 16.7 to 16.13, 16.14(a), 16.14(d)(ii) or 16.14(g)(i); or

   (b) Any of the provisions of Clauses 16.14(c), (e) or (f) within ten Business Days of notice from the Lender requiring the same to be complied with; or

   (c) Clause 16.14(g)(ii) within two Business Days of notice from the Lender requiring the same to be complied with.

17.4   Breach of other obligations

Any Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 17.2 (Non-payment) and 17.3 (Serious breach) and the other provisions of this Clause 17) within 30 days of notice from the Lender requiring the same to be complied with.

17.5   Misrepresentation

Any representation or warranty contained in this Agreement (other than under Clause 15.14) made or repeated in or in connection with any Finance Document or in any document delivered by or on behalf of an Obligor under or in connection with any Finance Document is incorrect in any material respect when made or deemed to be made or repeated.

17.6   Cross-default

(a)  (i)   Any Financial Indebtedness of the Borrower is not paid when due;
or

     (ii) any Financial Indebtedness of the Guarantor of an amount or amounts (or its equivalent in any other currency) in aggregate is not paid when due; or

     (iii) any event of default howsoever described occurs under any document relating to Financial Indebtedness of the Borrower; or

     (iv) any event of default howsoever described occurs under any document relating to Financial Indebtedness of the Guarantor; or

     (v) any Financial Indebtedness of the Guarantor becomes prematurely due and payable or is placed on demand as a result of an event of default (however described) under the document relating to that Financial
Indebtedness and

(b) the aggregate amount of Financial Indebtedness the subject of any of paragraphs (i)-(v) above is in excess of 250,000 UKP (or its equivalent in any other currency) in the case of the Borrower or $750,000 (or its equivalent in any other currency) in the case of the Guarantor; and

(c) the Borrower or the Guarantor, as the case may be, fails to remedy or cure such non payment or default within any applicable grace period.

17.7   Insolvency of the Borrower

(a) The Borrower is, or is deemed for the purposes of any law to be unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

(b) The Borrower suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or

(c) The Borrower, by reason of its likely inability to meet existing debt obligations, begins negotiations with one or more of its creditors with a view to the readjustment or rescheduling of any of its indebtedness.

17.8   Insolvency proceedings of the Borrower

(a) Any step (including petition, proposal or convening a meeting) is taken by the Borrower with a view to a composition, assignment or arrangement with its creditors; or

(b) a meeting of the board of directors or shareholders of the Borrower is convened for the purpose of considering any resolution for (or to petition for) its winding-up or for its administration or any such resolution is passed; or

(c)   any person presents a petition for the administration of the Borrower;
or

(d) any person presents a petition for the winding-up of the Borrower, other than a petition which the Lender (acting reasonably) considers to be frivolous or vexatious and such petition is not discharged or set aside within 14 days; or

(e)   an order for the winding-up or administration of the Borrower is made.

17.9   Appointment of receivers and managers

(a) Any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Borrower or any part of its assets; or

(b) the directors of the Borrower request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or

(c) any other steps are taken to enforce any Security Interest over any part of the assets of the Borrower or a significant part (in the context of the Guarantor and its Subsidiaries) of the Guarantor's assets.

17.10   Creditors' process

Any attachment, sequestration, distress, diligence, inhibition, adjudication, arrestment or execution affects any asset of an Obligor and is not discharged within 14 days.

17.11   Insolvency of Guarantor

The filing by or against the Guarantor or any US subsidiary of the Guarantor of a petition for liquidation, reorganisation, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency, or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Guarantor or such subsidiary to secure dismissal of any such petition filed against it within forty-five
(45) days of such filing; the making of any general assignment by the Guarantor or any US subsidiary for the benefit of creditors; the appointment of a receiver or trustee for the Guarantor or any US subsidiary, or for any part of the Guarantor, or such subsidiary's assets; the institution by the Guarantor or any such subsidiary of any other type of insolvency proceeding (under the U.S. Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Guarantor or any US subsidiary; the institution of any such proceeding against the Guarantor or any US subsidiary if the Guarantor or such subsidiary shall fail to secure dismissal thereof within forty-five (45) days thereafter; the consent by the Guarantor or any such subsidiary to any type of insolvency proceeding against the Guarantor or such subsidiary (under the U.S. Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Clause 17.11 (Insolvency of Guarantor);

17.12   Cessation of business

An Obligor ceases to carry on all or a substantial part of its business.

17.13   Unlawfulness

It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents.

17.14   The Security

The Deed of Charge is not, or is alleged by the Borrower in the course of litigation or legal correspondence, not to be binding on or enforceable against the Borrower or effective to create the security intended to be created by it.

17.15   Guarantee

The Guarantee is not or is alleged by the Guarantor in the course of litigation or legal correspondence not to be binding on or enforceable against the Guarantor or in full force and effect.

17.16   Ownership of the Borrower

The entire issued share capital of the Borrower ceases to be directly or indirectly wholly-owned by the Guarantor.

17.17   Material adverse change

Any materially adverse change occurs in the business, operations, financial condition or properties of the Guarantor or of the Borrower as reasonably determined by the Lender in its discretion but acting in good faith or the existence of any other condition which, in the Lender's determination, constitutes an impairment of the Guarantor's or the Borrower's ability to perform their obligations under the Finance Documents.

17.18   Failure by Manager

The Manager fails to service the Mortgage Loans in substantial compliance with the servicing requirements set forth in the Management Agreement, subject to the applicable grace periods contained therein, or breaches any term of the Acknowledgement and fails to remedy the same within 15 days of the giving of notice by the Lender of such breach.

17.19   Acceleration

On and at any time after the occurrence of an Event of Default the Lender may by notice to the Borrower:

   (a)   cancel the Commitment; and/or

   (b) demand that all or part of the Loan, together with accrued interest and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable.

18.   FEES

18.1   Collateral Removal Fee

The Borrower shall pay the Lender a fee of 0.25% of the principal amount of any Mortgage Loans removed from the Mortgage Pool for any reason except:.

   (a) by reason of a Securitisation if it is lead managed by the Lender or any of its affiliates;

   (b) by reason of the Mortgage Loan becoming a Delinquent Mortgage Loan or a Non-Qualifying Mortgage Loan;

   (c) by reason of a breach of representation occurring with respect to such Mortgage Loan; or

   (d)   by reason of the redemption of such Mortgage Loan.

18.2   Securitisation fee

The Borrower shall pay or procure the payment on demand to the Lender upon the closing of each Securitisation which is lead managed by the Lender or any of its affiliates a securitisation fee in an amount, in the case of the first securitisation, equal to the greater of one per cent. (1%) of the principal amount of the securities issued by the securitisation vehicle in the Securitisation and US$250,000 and in case of subsequent Securitisations in an amount to be agreed between the Borrower and the Lender.

18.3   VAT

Any fee or other payment due under this Agreement is exclusive of any value added tax or any other tax which might be chargeable in connection with it. If any value added tax or other tax is so chargeable, it shall be paid by the Borrower at the same time as it makes the relevant payment.

19.   EXPENSES

19.1   Initial and special costs

The Borrower shall forthwith on demand pay the Lender the amount of all out of pocket costs and expenses (including legal fees) reasonably incurred by it in connection with:

   (a)   the negotiation, preparation and execution of:

      (i) this Agreement and any other initial Finance Documents Provided that the Borrower shall be responsible only for one half of the legal fees of Allen & Overy, English counsel to the Lender and Cadwalader Wickersham & Taft, US counsel to the Lender in connection with such documents up to signing and closing thereof; and

      (ii) any other Finance Document (other than this Agreement and the other initial Finance Documents) executed after the date of this Agreement;

   (b) any amendment, waiver, consent or suspension of rights (or any proposal for any of the foregoing) requested by or on behalf of an Obligor and relating to a Finance Document or a document referred to in any Finance Document;

   (c) any other matter, not of an ordinary administrative nature, arising out of or in connection with a Finance Document; and

   (d)    investigating any possible Default.

19.2   Enforcement costs

The Borrower shall forthwith on demand pay to the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

20.   STAMP DUTIES

The Borrower shall pay and forthwith on demand indemnify the Lender against any liability it incurs in respect of, any stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document.

21.   INDEMNITIES

21.1 The Borrower shall forthwith on demand indemnify the Lender against any loss, liability claim, damages, costs and expenses (including legal fees) not recovered by the Lender under Clause 19 (Expenses) which the Lender incurs as a consequence of:

   (a)   the occurrence of any Event of Default;

   (b)   the operation of Clause 17.19 (Acceleration);

   (c) any amount repaid or prepaid under Clause 7 (Prepayment) Provided that such costs and expenses are reasonable;

   (d) an Advance not being made after the Borrower has delivered the relevant Request or the Loan or part thereof not being prepaid in accordance with a notice of prepayment.

The Borrower's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid, prepaid or cancelled for whatever reason.

21.2 The Lender shall on request by the Borrower provide the Borrower with reasonable details of the calculation of any claim for indemnity made pursuant to Clause 21.1 together, where available, with supporting invoices.

21.3   Currency Indemnity

If any sum due from the Borrower hereunder or under any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of
(a) making or filing a claim or proof against the Borrower, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto, the Borrower shall indemnify and hold harmless the Lender from and against any loss suffered as a result of any difference between (x) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (y) the rate of exchange at which the Lender may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Borrower under this Clause shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due hereunder but the Lender shall have all rights in relation to it, as if it formed part of the Loan. The term "RATE OF EXCHANGE" includes any premium or costs of exchange in connection with the purchase of the first currency with the second currency.

22.   EVIDENCE AND CALCULATIONS

22.1   Accounts

Accounts maintained by the Lender in connection with this Agreement are prima facie evidence of the matters to which they relate.

22.2   Certificates and determinations

Any certification or determination by the Lender of a rate or amount under this Agreement is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

22.3   Calculations

Interest accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 365 days.

23.   AMENDMENTS AND WAIVERS

23.1   Procedure

Any term of the Finance Documents may be amended or waived with the agreement of the Borrower and the Lender.

23.2   Waivers and Remedies Cumulative

The rights of the Lender under the Finance Documents:

   (a)   may be exercised as often as necessary;

   (b) are cumulative and not exclusive of its rights under the general law; and

   (c)   may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

24.   CHANGES TO THE PARTIES

24.1   Transfers by the Borrower

The Borrower may not assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under the Finance Documents to which it is a party.

24.2   Transfers by the Lender

The Lender may only assign, transfer or novate any of, or any interest in, its rights and/or obligations under the Finance Documents to another financial institution if (i) the prior written consent of the Borrower shall have been previously obtained and (ii) no such assignment, transfer or novation shall be made the direct effect of which is to increase the Borrower's liability beyond the level to which it would have been subject had such assignment, transfer or novation not occurred Provided that nothing shall prevent the Lender from sub-participating its rights under the Finance Documents to a third party at any time.

25.   DISCLOSURE OF INFORMATION

The Lender may disclose to any person with whom it is proposing to enter, or has entered into, any kind of transfer, participation or other agreement in relation to the Finance Documents:

   (a)   a copy of any Finance Document; and

   (b) any information supplied by an Obligor which the Lender has acquired under or in connection with any Finance Document.

26.   SET-OFF

The Lender may set off any matured obligation owed by the Borrower under any Finance Document against any obligation (whether or not matured) owed by the Lender to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Lender may set off in an amount estimated by it in good faith to be the amount of that obligation.

27.   SEVERABILITY

If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:-

   (a) the validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

   (b) the validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

28.   COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures or other form of execution on the counterparts were on a single copy of that Finance Document.

29.   NOTICES

29.1   Giving of notices

All notices or other communications under or in connection with the Finance Documents shall be given in writing or by facsimile. Any such notice will be deemed to be given as follows:

   (a)   if in writing and sent by hand, when delivered;

   (b)   if in writing and sent by post, 48 hours after posting; and

   (c)   if by facsimile, when received.

However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next Business Day in that place.

29.2   Addresses for notices

(a)   The address and facsimile number of the Lender are:

      If to the Lender:

         Prudential Securities Credit Corporation
         One New York Plaza, 12th Floor
         ABS Subsidiary Operations
         New York, New York 10292-2012

         Attention:   Dan Lynch
         Telecopy:   (212) 778 7533

      With copies to:

         Prudential Securities Credit Corporation
         One New York Plaza, 17th Floor
         New York, New York 10292-2015

         Attention:   Paul Richardson
         Telecopy:   (212) 778 7401
               and

         Prudential Securities Credit Corporation
         Treasury
         One Seaport Plaza, 27th Floor
         New York, New York 10292-1027

         Attention:   Robert Troiano
         Telecopy:   (212) 214 7535

or such other as the Lender may notify to the Borrower by not less than 5 Business Days' notice.

(b)   The address and facsimile number of the Borrower are:

      First Alliance Mortgage Company Limited
      c/o Mark Mason
      First Alliance Mortgage Corporation
      17305 Von Karman Avenue
      Irvine
      California 92714-6203
      USA

      Fax No:    (714) 224 8366

or such other as the Borrower may notify to the Lender by not less than 5 Business Days' notice.

30.   LANGUAGE

(a) Any notice given under or in connection with any Finance Document shall be in English.

(b) All other documents provided under or in connection with any Finance Document shall be:

   (i)   in English; or

   (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

31.   GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law.

32.   SUBSTITUTE MANAGER

The Borrower agrees that, in the event that the Lender has made a declaration under Clause 17.19 (Acceleration), the Lender shall be entitled to terminate the appointment of the Manager under the Management Agreement and the Borrower shall procure that the Lender has the benefit of direct rights against the Manager to effect such termination.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                    SCHEDULE 1

                          CONDITIONS PRECEDENT DOCUMENTS

All copies which are expressed to be certified copies shall be certified to be true copies by a duly authorised officer of the company to which that document relates or by S.J. Berwin & Co.

Authorisations
1. A certified copy of the memorandum and articles of association or by-laws and certificate of incorporation (or equivalent) of each Obligor.

2.   A certified copy of a resolution of the board of directors of each
Obligor:

   (i) approving the terms of and the transactions contemplated by the Finance Documents and resolving that it executes the Finance Documents to be executed by it; and

   (ii) authorising a specified person or persons to execute the Finance Documents to be executed by it on its behalf (where necessary, by execution as a deed); and

   (iii) authorising a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Finance Documents.

3. A certificate showing a specimen of the signatures of each person authorised by the resolutions referred to in (2) above.

4. A certified copy on behalf of each Obligor, of each such law, decree, consent, licence approval, registration or declaration as is, in the opinion of counsel to the Lender, necessary to render any Finance Document legal, valid, binding and enforceable, to make any Finance Document admissible in evidence and to enable each Obligor to perform their obligations thereunder.

Financial Information

5. The latest audited consolidated accounts of the Guarantor and its Subsidiaries.

Miscellaneous

6.   The executed Guarantee.

7. A certified copy of all bank mandates relating to the Collection Account each in a form agreed between the Borrower and the Lender.

8.   The executed Deed of Charge.

9. A copy of the Borrower's registrations under the Data Protection Act 1984 and the Consumer Credit Act 1974.

10.   A legal opinion from the Borrower's English legal counsel.

11.   A legal opinion from the Guarantor's US legal counsel.

12.   Certified copies of the Mortgage Documentation.

13.   A form 395 in respect of the Deed of Charge.

14. The form of Origination Criteria in form and substance to be agreed by the Lender and the Borrower.

15. Copy of the signed Management Agreement and Acknowledgement in form previously approved by the Lender.

16.   Copy of the signed Custodial Agreement.

                                    SCHEDULE 2

                                FORM OF REQUEST



To:     PRUDENTIAL SECURITIES CREDIT CORPORATION

From:   FIRST ALLIANCE MORTGAGE COMPANY LIMITED

                                            Date:   [      ], 1997


                FIRST ALLIANCE MORTGAGE COMPANY LIMITED 25,000,000 UKP
                        Facility Agreement dated [          ], 1997


1.   We wish to borrow an Advance in a total amount of [                ]UKB
as follows:-

     (a)   Drawdown Date: [              ], 1997; and

     (b)   Payment Instructions:

2. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Request.

3.   Please wire the proceeds of such Advance to [details of account etc.]


By:

FIRST ALLIANCE MORTGAGE COMPANY LIMITED
Authorised Signatory

                                    SCHEDULE 3

                              ORIGINATION CRITERIA

                                   SCHEDULE 4

                      ELECTRONIC COLLATERAL INFORMATION

                                  SIGNATORIES


The Borrower

FIRST ALLIANCE MORTGAGE COMPANY LIMITED

BY:




The Lender

PRUDENTIAL SECURITIES CREDIT CORPORATION

By:

                            DATED          August, 1997




                     FIRST ALLIANCE MORTGAGE COMPANY LIMITED
                                  (as borrower)


                                     - and -


                    PRUDENTIAL SECURITIES CREDIT CORPORATION
                                   (as lender)




                                  guaranteed by
                         FIRST ALLIANCE MORTGAGE COMPANY




                  __________________________________________

                   25,000,000 UKP CREDIT FACILITY AGREEMENT
                  __________________________________________








                                  ALLEN & OVERY
                                     London

                                    CONTENTS

Clause                                                        Page No.

1.   Interpretation..................................................1
2.   The Facility....................................................6
3.   Purpose.........................................................7
4.   Conditions Precedent............................................7
5.   Drawdown........................................................8
6.   Repayment.......................................................8
7.   Prepayment......................................................8
8.   Interest Payment................................................10
9.   Interest Rate...................................................10
10.  Market Disruption...............................................11
11.  Payments........................................................11
12.  Taxes...........................................................13
13.  Increased Costs.................................................14
14.  Unlawfulness....................................................16
15.  Representations And Warranties..................................16
16.  Undertakings....................................................22
17.  Default.........................................................27
18.  Fees............................................................31
19.  Expenses........................................................31
20.  Stamp Duties....................................................32
21.  Indemnities.....................................................32
22.  Evidence And Calculations.......................................33
23.  Amendments And Waivers..........................................33
24.  Changes To The Parties..........................................34
25.  Disclosure Of Information.......................................34
26.  Set-Off.........................................................34
27.  Severability....................................................34
28.  Counterparts....................................................35
29.  Notices.........................................................35
30.  Language........................................................36
31.  Governing Law...................................................36
32.  Substitute Manager..............................................36

Schedules

1.   Conditions Precedent Documents..................................37
2.   Form of Request.................................................39
3.   Mortgage Conditions.............................................40
4.   Electronic Collateral Information...............................51

Signatories..........................................................55

                     DO NOT TOUCH AS SOLICITOR STILL NEEDS

                    --------------------------------------
15.   DETERMINATIONS; APPLICATION OF PAYMENTS; LEDGERS

15.1 On each Determination Date, the Case Administrator shall make the following determinations in relation on the Collection Period then ending and shall notify each of the other parties to this Agreement thereof on the next following Interest Payment Date:

   (i)   the amount of Revenue Receipts;

   (ii)  the amount of Principal Receipts;

   (iii) the aggregate amount of Prior Ranking Expenses falling due for payment on the next following Interest Payment Date or for which provision has been made by the Borrower;

   (iv)  the amount of Insurance Commissions and Completion Fees;

   (v) the amount of the fees of the Manager falling due on the next following Interest Payment Date;

   (vi) the amounts standing to the credit or debit of each of the Fees Ledger, the Principal Deficiency Ledger, the Principal Ledger, the Insurance Premium Ledger, and the Cheque Provisioning Ledger; and

   (vii) amounts to be applied in repayment of the Loan as contemplated in Clause 12.3.

15.2 Subject to the provisions of the Deed of Charge, on each Interest Payment Date, the Cash Administrator shall apply Revenue Receipts (as determined on the Determination Date) in respect of the immediately preceding Collection Period in the following order or priority (making payments in respect of items with a lower priority only to the extent items with a higher priority have been satisfied in full) by payment from the Collection Account to the relevant recipient and making corresponding debit entries on the Revenue Ledger (provided that such payments shall be made only to the extent that the Collection Account does not become overdrawn and the Revenue Ledger does not fall below zero);

   (i) FIRST, to pay to the relevant party entitled thereto (or make provision for) on a pro rata basis, the Prior Ranking Expenses (whether paid by the Borrower or by the Corporate Services Provider or the Lender on behalf of the Borrower) falling due on such Interest Payment Date or prior to the next Interest Payment Date or which have been paid by the Borrower or the Corporate Services Provider or the Lender during the period since the immediately preceding Interest Payment Date;

   (ii) SECONDLY, to pay to the persons entitled thereto, an amount equal to the credit balance on the Insurance Premium Ledger (and upon such application, the balance of such ledger shall be reduced to zero);

   (iii) THIRDLY, to pay interest on Loans in accordance with Clause 6 and default or other interest under Clause 19 (such payment to reduce the Borrower's obligation under each such Clause pro tanto);

   (iv) FOURTHLY, to pay to the Lender by way of repayment of the Loan such amounts as are required to reduce the balance on the Principal Deficiency Ledger to zero (a corresponding credit entry shall be made to the Principal Deficiency Ledger);

   (v) FIFTHLY, to the Corporate Services Provider in and towards satisfaction of the servicing fee payable to the Corporate Services Provider pursuant to the Corporate Services Agreement;

   (vi) SIXTHLY, to pay to the Lender all amounts then due and payable pursuant to Clauses 10.1, 10.2, 19.5, 20.2 or 23 of this Agreement;

   (vii) SEVENTHLY, to the Lender to repay the Loan in an amount equal to the debit balance on the Fees Ledger (a corresponding credit entry shall be made to the Fees Ledger);

   (viii) EIGHTHLY, the balance (if any) of such Revenue Receipts shall be applied as Principal Receipts on the next following Repayment Date and pending such payment such amounts shall be credited to the Investment Account.

15.3 Subject to the provisions of the Deed of Charge, on each Repayment Date the Cash Administrator shall apply Principal Receipts determined on the immediately preceding Determination Date to repay the Loan (as actually reduced by application of Revenue Receipts as contemplated in Clause 12.2(iv) and Clause 12.2 (vi)) by payment from the Collection Account and making corresponding debit entries on the Principal Ledger (provided that such payments shall be made only to the extent that the Collection Account does not become overdrawn and the Principal Ledger does not fall below zero) and provided further that any repayment of the Loan is in a minimum amount of o30,000;

15.4 The Cash Administrator shall open and maintain in its books four ledgers in respect of the Collection Account, to be known as the Revenue Ledger, the Principal Ledger, the Cheque Provisioning Ledger and the Insurance Premium Ledger which shall at any time reflect (i) (in the case of the Revenue Ledger) the amount of Revenue Receipts, (ii) (in the case of the Principal Ledger) the amount of Principal Receipts received by the Borrower in respect of the Mortgage Loans and which have not been applied as provided for in Clauses 2.2 an/or 12.3, (iii) (in the case of the Cheque Provisioning Ledger) any amounts paid by way of cheques received by the Borrower from mortgagors (each a "PROVISIONED AMOUNT") during the last five days of any Collection Period and (iv) (in the case of the Insurance Premium Ledger) the amount of Revenue Receipts which are payment by borrowers in respect of these insurance policies (including, without limitation, the Buildings Policy) relating to their respective Properties (the "INSURANCE REVENUES"). The Cash Administrator undertakes to credit to the Revenue Ledger all Revenue Receipts and to debit to the Revenue Ledger all amounts applied in accordance with Clause 12.2. The Cash Administrator undertakes to credit to the Principal Ledger all Principal Receipts and to debit to the Principal Ledger all amounts applied in accordance with Clause 12.3. The Cash Administrator undertakes to credit to the Cheque Provisioning Ledger each Provisioned Amount on the date received and once satisfied that it is in receipt of cleared funds in respect of such Provisioned Amount shall credit the same to the Revenue Ledger (with a corresponding debit entry to the Cheque Provisioning Account) and to the extent the same represent Insurance Revenues, shall also credit the Insurance Premium Ledger but in any event any such crediting shall take place no earlier than the Interest Payment Date next following the date on which such Provisioned Amount is credited to the Cheque Provisioning Ledger For the avoidance of doubt, all amounts received by the Borrower during any Collection Period by way of Insurance Commissions or Completion Fees shall be retained by the Borrower for its own use and not credited to any of the ledgers referred to in this Clause.

15.5 The Cash Administrator shall open and maintain a ledger in the books of the Borrower to be known as the Principal Deficiency Ledger. Where, in the case of any Mortgage Loan, after completion of the arrears and enforcement procedures set out in the Credit and Collection Policy Manual (to the satisfaction of the Lender) and after all amounts have been received under the relevant Mortgage Loan and related Collateral Security, an amount of principal of the relevant Mortgage Loan remains outstanding, the Cash Administrator shall debit such amount of principal to the Principal Deficiency Ledger and if any amount is subsequently recovered in respect of that principal it shall, upon recovery, be credited to the Principal Ledger (and, if at such time there is a debit balance on the Principal Deficiency Ledger, such debit balance shall be reduced by an amount equal to the amount so credited to the Principal Ledger; provided that to the extent that this would result in there being a credit balance on the Principal Deficiency Ledger, an amount equal to such credit balance shall be deemed a Revenue Receipt and credited to Revenue Ledger).

15.6 The Cash Administrator shall open and maintain a ledger in its books to be known as the Fees Ledger. Upon the making of each Withdrawal, the Cash Administrator shall cause the amount of [the] any applicable Relevant Fee to be debited to the Fees Ledger. Upon repayment by the Borrower of any other Relevant Fee in accordance with the provisions hereof, the Cash Administrator shall cause the amount of such Relevant Fee to be debited to the Fees Ledger. The Cash Administrator shall credit such ledger in accordance with Clause 12.2(vii).

16.   REPRESENTATIONS

16.1   [bits added from CC document]
The Borrower represents and warrants that:

   (i) without prejudice to paragraph (v), it is registered under the Data Protection Act 1984 and has obtained all authorisations required thereunder in respect of its residential mortgage origination business and the transactions contemplated by the Facility Documents;

   (ii) as at the date hereof, it has not engaged in any activities since its incorporation other than the execution of the Facility Documents, its prescription, or application for prescription, as a qualifying lender for the purpose of Part IX of the Income and Corporation Taxes Act 1988 and its registration under the Data Protection Act 1984 and the Consumer Credit Act 1974;

   (iii) (save for submission of the Deed of Charge for registration to the Registrar of Companies within the 21 day time period specified in Chapter V of Part XI of the Companies Act 1985) under the laws of England in force at the date hereof, it is not necessary that any Facility Document be filed, recorded or enrolled with any court or other authority in England or that any stamp, registration or similar tax be paid on or in relation to any Facility Document (it being understood that the Borrower makes such representation and warranty on the basis that the Lender will not require registration of the security interest created by the Deed of Charge over the Mortgage Loans at HM Land Registry);

   (iv) the obligations expressed to be assumed by it in the Facility Documents are legal and valid obligations binding on it in accordance with the terms thereof;

   (v) the Security Document creates a first fixed charge and first floating charge over the property stated therein to subject to the fixed and floating charge created thereby; and

   (vi) the Borrower has no employees and no subsidiaries other than any subsidiary created exclusively for the purpose of a Relevant Securitisation.

   (vii) (a) each Monthly Report is true, complete and accurate in all material respects, (b) all of the written information supplied by it to the Lender in connection with the Facility documents during the term of the Facility is true and accurate in all material respects and (c) all factual information provided to the Lender by the Borrower or any Related Person prior to the date of this Agreement which is referred to in the Agreed Information Package is (on the basis of the assumptions, forecasts and opinions stated therein) true and accurate and no new information has been obtained by the Borrower which renders any such factual information incorrect or inaccurate (based on such assumptions, forecasts and opinions);

   (viii) as at the date hereof, no encumbrance exists over all or any of its present or future revenues or assets other than as contemplated by, or created under or by, the Facility Documents;

   (ix) the execution of the Facility Documents and its exercise of its rights and performance of its obligations thereunder do not and will not:

     (a) conflict with any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets;

     (b)   conflict with its Memorandum and Articles of Association; or

     (c) conflict with any applicable law, regulation or official or judicial order or authorisation to which the Borrower is subject (including, without limitation, the MIRAS Scheme); and

   (x) each Mortgage Loan and the related Collateral Security within the Mortgage Pool is legally and beneficially owned by the Borrower;

   (xi) each Mortgage Loan is secured by a valid and subsisting first legal mortgage or, in Scotland, standard security over the Property to which it relates (subject to completion of any registration requirements at the HM Land Registry or the Land Registry of Scotland or General Register of Sasines and (in those cases) there is nothing to prevent that registration being effected);

   (xii) each Mortgage Loan and its Collateral Security constitutes a valid and binding obligation of the relevant mortgagor;

   (xiii) in relation to each Mortgage Loan, the related Collateral Security secures all principal, interest, costs, liability and expenses from time to time due to the Borrower under the relevant Origination Criteria;

   (xiv) all things necessary to perfect the vesting of the full title to each Mortgage Loan and its Collateral Security in the Borrower have been duly done or relevant solicitors have been instructed to do all such things in accordance with the Instructions to Solicitors;

   (xv) each Mortgage Loan was made, in all material respects, in accordance with the Origination Criteria at the time of origination and the procedures set out in Corporate Services Agreement;

   (xvi) each Property is a residential property in England, Wales or Scotland;

   (xvii) each advance (including each further advance) comprised in a Mortgage Loan was made on the terms of the Mortgage Documentation;

   (xviii)   no Mortgage Loan is, in whole or in part, a regulated agreement or a consumer credit agreement (as defined in Section 8 of the Consumer Credit Act 1974) or constitutes any other agreement regulated or partly regulated by the Consumer Credit Act 1974 (other than Sections 137 to 140 of such Act);

   (xix) each Property is insured under a Buildings Policy either in the joint names of the mortgagor and the Borrower or with the interest of Borrower (as mortgagee) endorsed or deemed noted thereon or, in the case of leasehold property, is covered by a landlord's buildings insurance policy, with, where possible, the interests of Borrower and the mortgagor endorsed or deemed noted thereon, in each case with a reputable insurance company agreed to by the Borrower, against all risks usually covered by a prudent mortgagee of property when advancing money on the security of property of the same nature to an amount not less than the full reinstatement value determined by an Approved Valuer at or around at the time the related Mortgage Loan was made;

   (xx) none of the mortgagors or guarantors (if any) in relation to any Mortgage Loan is an employee of the Borrower;

   (xxi) all the Mortgage Loans in respect of Properties located in England and Wales are governed by English law and all the Mortgage Loans in respect of Properties located in Scotland are governed by Scottish law;

   (xxii) in relation to each Mortgage Loan, the relevant Mortgagor had good and marketable title (or, in the case of Property in Scotland, valid and marketable title) to the Property forming the security for it together with all necessary ancillary rights and free from any encumbrance which would materially adversely affect either the title or the value of the Property and:

     (a)   (in the case of Unregistered Land in England and Wales):

          (i) it is either a fee simple absolute in possession (if freehold) or (if leasehold) a term of years absolute; and

          (ii) the Mortgagor's title commences with a good root of title which was more than 15 years old at the date of the Mortgage Loan; and

          (iii) the Mortgage Loan was completed within the priority period conferred by an official search at the Land Charges Department;

     (b)   in the case of Registered Land:

          (i)   the Property is registered with title absolute; or

          (ii)   is in the course of registration with title absolute; and

          (iii) an application for registration of the Mortgage has been delivered to HM Land Registry within the priority period conferred by an official search against the relevant title at HM Land Registry and, if the Property is subject to first registration, within two months from the date of the dealing giving rise to first registration, in accordance with s.123 of the Land Registration Act 1925; and

          (iv) HM Land Registry has acknowledged receipt of the application; and

          (v) there is no caution, notice or other entry which would prevent the registration of the Mortgage Loan as a first legal charge;

     (c)   in the case of any Property situate in Scotland:

          (i) if the Mortgagor's title to the Property and the relevant Mortgage Loan are registered in the Land Register of Scotland Land and Charge Certificates in respect of the Mortgagor's title and the Mortgage Loan respectively and containing no exclusion of indemnity in terms of
Section 12(2) of the Land and Registration (Scotland) Act 1979 are available and held by the Borrower; and

          (ii)   the Mortgagor's title is feudal;

     (d)   in the case of a leasehold Property (not situated in Scotland):

          (i)   the lease does not contain any option for early termination;

          (ii) the lease cannot be forfeited on the bankruptcy of the tenant;

          (iii)   the lease reserves no more than a nominal or ground rent;

          (iv) any requisite consent of the landlord to or notice to the landlord of, the creation of the Collateral Security has been obtained or given; and

   (v) a copy of the consent or notice has been or will be placed with the title deeds;

   (xxiii)   the Borrower has not given express written consent to the grant of a tenancy by a Mortgagor in circumstances where no reasonably prudent lender at the time such consent was given would give such consent;

   (xxiv) since the creation of each Mortgage accounts, books and records showing all transactions, payments, receipts, proceedings and notices relating to arrears or arrangements relating to that Mortgage have been kept and all such accounts, books and records are up to date and in the possession of the Borrower or held to its order;

   (xxv) within a period of time prior to making the initial advance under each Mortgage Loan which would in each case be a period acceptable to a reasonable and prudent mortgage lender, the Borrower received from solicitors or licensed conveyancers a report on title to the relevant Property and such investigation or report as the case may be, either initially, or after further investigation, disclosed nothing which would cause a prudent mortgage lender to decline to proceed with the initial advance on the proposed terms;

   (xvi) prior to making the initial advance (or, where required by the Origination Criteria, further advance) under each Mortgage Loan, a valuation of the relevant Property was undertaken on the Borrower's behalf by an independent qualified valuer approved by the Borrower;

   (xxvii)   the Borrower has not excluded, restricted or waived or agreed to waive any of its rights against any valuer, solicitor, licensed conveyancer or other professional who has provided information, carried out work or given advice in connection with any Mortgage Loan or Collateral Security;

   (xxviii) in relation to any leasehold Property, in any case where the Borrower has received written notice from the relevant landlord that it is or may be taking steps to forfeit the lease of that Property, the Borrower has taken such steps (if any) and in such time as would be taken by a reasonably prudent lender to protect its security and Mortgage Loan;

   (xxix) all the title deeds to the Properties, the deeds constituting the Mortgages, Collateral Security and the correspondence file (such as its exists) and microfiche relating to each of the Mortgages are held by or to the order of the Lender or have been lodged by, or on behalf of, the Borrower at MM Land Registry, Land Register of Scotland or General Register of Sasines as appropriate;

   (xxx) the Borrower has not received written notice of any litigation or claim calling into question in any material way its title to any Mortgage Loan or Collateral Security or its ability to fully, effectively and promptly enforce the same;

   (xxxi) the Borrower has not waived or acquiesced in any breach of any of its rights under or in relation to a Mortgage Loan which would reduce the value of the Mortgage Loan and there are no outstanding claims by the Borrower in respect of any material breaches of the terms of any Mortgage Loan;

   (xxxii)   no Mortgagor has made any claim against the Borrower in respect of a Mortgage Loan or by way of set off against any liabilities in respect of a Mortgage Loan and no Mortgagor is entitled to set off such claim against any loan or other sums due from the Mortgagor to the Borrower;

   (xxxiii)   to the best of the Borrower's knowledge information and belief no fraud misrepresentation or concealment has been perpetrated by:

     (a)   any person who prepared a valuation of a Property; or

     (b) any solicitors or licensed conveyancer who acted for the Borrower in relation to any Mortgage; or

     (c)   any insurance broker or Lender in relation to any Insurance
Policy; or

     (d)   any Mortgagor; or

     (e)   any other party within the knowledge of the Borrower,

which would result in any monies owed by any of the Mortgagors not being or being unlikely to be repaid under the terms of any of the Mortgage Loans.

   (xxxiv)   the Borrower has not adopted the Department of Environment and
HM Treasury Statement of Practice dated November 1989 on the transfer of mortgages; and

   (xxxv) no Mortgage Loan is currently repayable in a currency other than sterling.

16.4 Upon the Borrower becoming aware that any of the representations and warranties contained in Clause 14.3 is incorrect or misleading when made or deemed to be repeated, it shall disclose the same to the Lender (or upon the Lender otherwise becoming aware of any such incorrect or misleading representation or warranty) and, where such defect has a material adverse effect on the value of the relevant Mortgage Loan, the Borrower shall upon receipt of a written notice from the Lender requiring it to do so, during the next succeeding 60 days (the "CURE PERIOD"), use its reasonable endeavours to remedy (where capable of remedy) the relevant defect such that the relevant representation and warranty is thereafter correct and not misleading. If such defect is incapable of remedy (as agreed between the Lender and the Borrower but in the event of disagreement, as determined by the Lender) or if, following the expiry of the Cure Period, such defect has not been remedied to the reasonable satisfaction of the Lender, then the Parent shall procure that a Related Person (such Related Person being referred to as the "RELEVANT PURCHASER") shall on the next following Repayment Date, purchase the relevant Mortgage Loan from the Borrower at an amount (the "PURCHASE PRICE") equal to the sum of (i) the outstanding principal balance of such Mortgage Loan (less the amount of any partial prepayment received but which has not then been credited to reduce the outstanding principal balance thereof) together with all interest accrued and accruing thereon and all other amounts outstanding thereunder up to the date of such purchase, and (ii) an amount equal to the Relevant Fees which were applicable to such Mortgage Loan when it was originally made and (iii) the amount of the Origination Fee Reimbursement applicable to such Mortgage Loan.

16.5 Upon receipt of the Purchase Price, the Borrower and the Lender shall, to the extent that each has good title, execute and deliver a deed of assignment and release in favour of the Relevant Purchaser and shall authorise the release to the Relevant Purchaser of the relevant Title Deeds and related Collateral Security. If the Lender so agrees, the Relevant Purchaser may, instead of paying cash to the Borrower, request the Borrower to accept in consideration of the purchase of the relevant Mortgage Loan the transfer or assignment of substitute mortgage loans (complying with the Origination Criteria and the representations and warranties made in Clause 14.3) with an aggregate principal amount at least equal to the consideration in cash that would have been payable by the Relevant Purchaser to the Borrower in accordance with Clause 14.4 and with interest rate(s) which are not less than the interest rate(s) applicable to the Mortgage Loans for which they are being substituted. Any such substitute mortgage loan, if accepted and transferred to the Borrower, shall thereafter be treated as a Mortgage Loan for the purposes of this Agreement and the other Facility Documents.

17.   FINANCIAL INFORMATION

The Borrower and (with respect to (i), (ii) and (iii) below only) the Parent shall, as soon as the same becomes available but in any event within 10 days of the end of each Collection Period, deliver to the Lender the Monthly Report relating to that Collection Period.

18.   COVENANTS

18.1 The Borrower shall, and, in respect of paragraph (i), the Borrower, the Parent and the Cash Administrator shall:

   (i) without prejudice to paragraph (i), maintain its prescription as a qualifying lender for the purposes of Part IX of the Income and Corporation Taxes Act 1988, and its registration under the Data Protection Act 1984;

   (ii) restrict its activities to (a) its entry into the Facility Documents, performance of its obligations thereunder and the origination, from time to time, and ownership of Mortgage Loans (b) the funding and management of such Mortgage Loans (including, without limitation, making further advances in respect of Mortgage Loans within the Mortgage Pool in accordance with this Agreement), (c) the transfer, sale, realisation or other disposal of Mortgage Loans and their related Collateral Security within the Mortgage Pool for cash in accordance with the Facility Documents,
(d) the enforcement or realisation of such Mortgage Loans, (e) the securitising of Mortgage Loans from time to time and (f) subject to the other terms of the Facility Documents, any matters incidental or conducive to the matters mentioned in (a) to (e) above and/or contemplated by any of the Facility Documents;

   (iii) ensure that no payments are made out of the Deposit Account, the Collection Account or the Origination Fee Account other than as permitted or contemplated by the Facility Documents;

   (iv) ensure that, in respect of any Interest Period, (a) the aggregate amount of all interest payments received by the Borrower during such period in respect of Mortgage Loans less the amount produced by applying to the aggregate principal amount of such Mortgage Loans the annual rate of interest represented by LIBOR for such period is equal to or greater than
(b) two times the amount produced by subtracting (A) from (B) where "(A)" means the amount of interest due from the Borrower in respect of the Adjusted Loan for such period, and "(B)" means the amount produced by applying to the Adjusted Loan for such period (calculated on a daily basis) the annual rate of interest represented by LIBOR for such period;

   (v) ensure that at all times the claims of the Lender against it under this Agreement rank at least part passu with the claims of all its other creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application;

   (vi) at all times satisfy all material Inland Revenue reimbursement and audit requirements in relation to each of the Mortgage Loans which is a qualifying loan for the purposes of Section 369 to 379 of the Income and Corporation Taxes Act 1988;

   (vii) ensure that the Borrower is clearly stated to be acting as principal and not Lender, and as the mortgagee, in respect of each Mortgage Loan on all documentation and correspondence relating thereto, and shall ensure that no reference to the Lender or any subsidiary or holding company of the Lender is made in such documentation and correspondence;

   (viii) upon prior reasonable notice during normal business hours permit the Lender and its representatives, upon the Lender's request, full access to all records, accounts and other information, relating to the Borrower's business;

   (ix) use its best endeavours to ensure that each person appointed pursuant to the Corporate Services Provider and each Manager complies with all of its obligations under the Corporate Services Agreement and the relevant Management Agreement, respectively, and discharges all of its duties thereunder in a full and timely manner; comply with its own obligations thereunder in a full and timely manner, and in particular, exercise all of its discretion thereunder in a manner that is not prejudicial to the Lender, not act, or omit to act, in any way that might cause or permit any person appointed pursuant to the Corporate Services Provider or any Manager to terminate the Corporate Services Agreement or the relevant Management Agreement respectively, and notify the Lender of any breach or default under either such document which may be material in the context of this Agreement and which is not remedied within 3 business days;

   (x) report to the Lender at the Lender's request promptly regarding the performance of the Corporate Services Provider and each Manager under the Corporate Services Agreement and the relevant Management Agreement, respectively;

   (xi) ensure that, with respect to any Mortgage Loan, the maximum amount of Relevant Fees payable by the Borrower and financed by the Lender through an Loan or Withdrawal, does not exceed 1.5 per cent. of the principal amount of that Mortgage Loan on the date on which it is advanced by the Borrower to the relevant mortgagor; or

   (xii) ensure that all payments made by mortgagors or any other party (including, without limitation, insurers) in respect of Mortgage Loans shall be paid immediately into the Collection Account;

   (xiii) keep full and proper accounts, books and records showing clearly all transactions, payments, receipts and proceedings relating to each Mortgage Loan and its related Collateral Security and all such accounts, books and records will be up to date and in the possession of or held to the order of the Borrower;

   (xiv) ensure that each Withdrawal is used exclusively to fund Mortgage Loans and Relevant Fees in accordance with the provisions of this Agreement or otherwise as permitted by Clause 5.3; and

   (xv) ensure that the proceeds of each Origination Fee Loan are applied in payment of the Origination Fees in respect of which such Origination Fee Loan was made.

18.2   The Borrower shall not without the prior written consent of the
Lender:

   (i) save as otherwise provided herein, make any loans (other than the Mortgage Loans or Permitted Loans), grant any credit or give any guarantee or indemnity (except as required hereby) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person; or

   (ii) issue any further shares or alter any rights attaching to its issued shares in existence at the date hereof or consolidate or merge with any other person or have any subsidiaries; or

   (iii) engage in any activities other than those contemplated by Clause 17.1(v); or

   (iv) sell, transfer or otherwise dispose of any Mortgage Loan within the Mortgage Pool except:

     (a)   pursuant to Clause 14.4 and/or Clause 14.5; or

     (b) as a Whole Portfolio Sale or as a sale of part of its portfolio of Mortgage Loans where (in either case):

          (A)   the sale is conducted on arms length terms;

          (B) the consideration for such sale paid to the Borrower is more than 105 per cent. of the aggregate outstanding principal amount thereof and the Lender has confirmed its approval of the sale;

          (C) on the Repayment Date next following the closing of such Whole Portfolio Sale (or at such earlier time as the Lender may agree without the Borrower incurring Breakage Costs or other amounts pursuant to Clause 19.4) the proceeds of such Whole Portfolio Sale or other sale of Mortgage Loans are applied in accordance with provisions hereof in repayment of the Loan together with all interest accrued to the date of repayment and all other amounts then due and payable by the Borrower to the Lender hereunder (other than the Origination Fee Loans); and

          (D)   (i)   20 per cent. of the Profit Element derived by the
Borrower from such Whole Portfolio Sale or other sale of Mortgage Loans is paid by the Borrower to the Lender (in consideration of the Lender approving the sale pursuant to paragraph (B) above); and

                (ii) 80 per cent. of such Profit Element is paid to the Parent or as the Parent may direct; or

   (v) create or permit to subsist any encumbrance over all or any of its present or future revenues or assets (including, without limitation, the Borrower's right, title, interest and benefit in or to any of the Mortgage Loans and their Collateral Security and any of the other rights relating thereto) other than as contemplated by or created under or by the Facility Documents; or

   (vi) incur any indebtedness for borrowed money other than indebtedness incurred pursuant to or as contemplated in the Facility Documents; or

   (vii) agree to any amendment to or variation in the terms of, or the extent or nature of the (aa) Facility Documents, the Credit and Collection Policy Manual or the Origination Criteria (save as specifically provided therein) or (bb) its Memorandum and Articles of Association, which (in any such case) may be materially prejudicial to the interests of Lender; or

   (viii) terminate or agree with the termination of a Manager's appointment under any Management Agreement, the Corporate Services Provider's appointment under the Corporate Services Agreement, unless a successor or replacement approved in writing in advance by the Lender has been appointed nor take any steps which could lead to any such termination; or

   (ix) have any employees or own, rent, lease or be in possession of any buildings or equipment; or

   (x) have an interest in any bank account other than the Collection Account, the Deposit Account, the Investment Account and the Origination Fee Account.

18.3 The Borrower shall cause its portfolio of Mortgage Loans to be valued on a mark to market basis to establish the fair market value thereof on an arms length basis and on the basis of a willing seller/willing buyer, such valuation to be conducted by two valuers (the "VALUERS"), one of whom shall be selected by the Lender from the Approved Valuers and (once the Lender has made its selection) the other of whom shall be selected by the Borrower (both selections to be permanent for the purposes hereof unless both parties agree otherwise), the valuation amount to be the average of the values determined by the two Valuers and to be conclusive (in the absence of manifest error) for the purposes hereof. The Borrower and the Lender shall agree a set of instructions to the Valuers relating to the making of the valuations referred to herein, such instructions to include the requirement that each valuation be sent to both the Borrower and the Lender. Such valuations shall occur on a monthly basis with the first such valuation occurring on the third Interest Payment Date after the Commencement Date.

18.4 If the overall credit characteristics of the pool of Mortgage Loans are not at any time equivalent to the overall credit characteristics of mortgage loans being originated by Hyde Park Mortgage Funding Limited, such overall credit characteristics measured according to the required level of credit enhancement on the basis of the Duff & Phelps Ratings Service credit enhancement requirement model and being reported on a monthly basis to the Lender in the Monthly Report, the Borrower shall use its best endeavours to remedy such defect as soon as is reasonably practicable having regard to the overall level of mortgage originations by the Borrower and Hyde Park Mortgage Funding Limited but in any event by the date falling 3 months after such event occurring.

19.   EVENTS OF DEFAULT AND FURTHER WHOLE PORTFOLIO SALE EVENTS

(i) any Manager fails duly to perform or comply with any other obligation expressed to be assumed by it in any of the Facility Documents to which it is expressed to be a party which would have a material adverse effect on the Borrower's ability to perform its obligations hereunder unless any such failure is capable of remedy and is remedied within 30 days (or, where a period of grace is specified in relation to the relevant covenant, within such period of grace) or is in the process of being remedied and such 30 day or other grace period has not expired; or

(ii) as at the date on which a Relevant Securitisation takes place, the amount of the purchase price received by the Borrower for the Mortgage Loans which are the subject of such Relevant Securitisation (the "SECURITISED MORTGAGE LOANS") plus the aggregate Value (calculated as the average of the values thereof determined by each of the Valuers, such valuations to be in writing after the Valuers have been provided with all information reasonably necessary for the making of such valuations) of the Residuals issued from such Relevant Securitisation is less than 103.75 per cent. of the unpaid principal balance of the Securitised Mortgaged Loans, where "VALUE" means, as of the date of determination, the present value of the expected cash flow to be paid to the holders of such Residuals determined by using a discount rate of 16 per cent. per annum and a constant prepayment rate assumption of 15 per cent. per annum;

"RESIDUALS" means the right to receive all amounts of Excess Spread generated within such Relevant Securitisation and "EXCESS SPREAD" means, with respect to a Relevant Securitisation and any date on which revenue receipts (including interest received on the Securitised Mortgage Loans in that Relevant Securitisation) are applied in accordance with a priority of payments in order to pay amounts such as (but not limited to) expenses and administration and trustee fees of the SPV, interest on debt of the SPV, to build up or maintain any reserves or other spread accounts within the Relevant Securitisation, to compensate for previous principal deficiencies within the Relevant Securitisation, or otherwise, the amount of such revenue receipts as remains after payment on the relevant date of all such items as aforesaid;

(iii)   the Borrower ceases to be a wholly owned subsidiary of the Parent;

(iv) the existing majority shareholder in the Parent as at the date of this Agreement ceases to directly or indirectly control at least 51 per cent. of the issued share capital of the Parent;

(v) the appointment of the Manager or the Cash Administrator or the Corporate Services Provider is terminated for any reason and a substitute or replacement thereof previously approved by the Lender has not been made on terms satisfactory to the Lender;

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10.   PAYMENTS

10.1   Place

All payments by an Obligor or a Bank under the Finance Documents shall be made to the Lender at 29 Gresham Street, London EC2V 7HN, Sort Code 40-51-65, Re: Helical Properties Investment Limited, Attention: Property Finance Department or to its account at such other office or bank within the United Kingdom as it may notify to that Obligor or Bank for this purpose.

10.2   Funds

Payments under the Finance Documents to the Lender shall be made in Sterling for value on the due date.

10.3   Distribution

(a) Each payment received by the Lender under the Finance Documents for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Lender to that Party by payment (on the date and in the currency and funds of receipt) to its account with such office or bank in the principal financial centre of the country of the relevant currency as it may notify to the Lender for this purpose by not less than 5 Business Days' prior notice.

(b) The Lender may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from an Obligor under the Finance Documents or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid to the Lender under the Finance Documents for another Party, the Lender is not obliged to pay that sum to that Party until it has established that it has actually received that sum. The Lender may, however, assume that the sum has been paid to it in accordance with the Finance Documents, and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but the Lender has paid a corresponding amount to another Party, that Party shall forthwith on demand by the Lender refund the corresponding amount together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by the Lender to reflect its cost of funds.

10.4   Currency

Any amount payable under the Finance Documents is payable in Sterling.

10.5   Set-off and counterclaim

All payments made by an Obligor under the Finance Documents shall be made without set-off or counterclaim.

10.6   Non-Business Days

(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

10.7   Partial payments

(a) If the Lender receives a payment insufficient to discharge all the amounts then due and payable by the Obligors under the Finance Documents, the Lender shall apply that payment towards the obligations of the Obligors under the Finance Documents in the following order:-

     (i) FIRST, in or towards payment of any unpaid costs and expenses of the Lender under the Finance Documents;

     (ii) SECONDLY, in or towards payment pro rata of any accrued interest and fees due but unpaid under this Agreement;

     (iii) THIRDLY, in or towards payment pro rata of any principal of the B Loan due but unpaid under this Agreement;

     (iv) FOURTHLY, in or towards payment pro rata of any principal of the A Loan due but unpaid under this Agreement; and

   (v) FIFTHLY, in or towards payment pro rata of any other sum due but unpaid under this Agreement.

(b) The Lender shall, if so directed by all the Banks, vary the order set out in sub-paragraphs (a)(ii) to (v) above.

(c) Paragraphs (a) and (b) above shall override any appropriation made by an Obligor.